Income Taxes (Details) - Schedule of deferred tax assets and (liabilities) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Deferred Tax Assets:
Net operating loss carryforwards	$ 7,602	$ 4,178
Tax credits	1,244	792
Share based compensation	23	8
Accruals and reserves	23	81
Depreciation and amortization	104	81
Total deferred tax assets before valuation allowance	8,996	5,140
Valuation allowance	(8,996)	(5,140)
Net deferred tax assets